UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 500 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 REGULATION FD

Item 7.01 Regulation FD Disclosure

On May 31, 2006, Integrated Electrical Services, Inc. and certain of its direct and indirect subsidiaries (collectively, the “Debtors”), filed their Monthly Operating Report covering the month ended April 30, 2006 (the “Monthly Operating Report”), with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”). A copy of the Monthly Operating Report is attached to, and incorporated by reference in, this Current Report on Form 8-K as Exhibit 99.1.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The financial information in the Monthly Operating Report is un-audited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States (“GAAP”), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Debtors caution readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

This current report on Form 8-K includes certain statements that may be deemed to be “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. Such risks and uncertainties include, but are not limited to, the residual effect with customers and vendors from the bankruptcy process, the delayed effect of less new projects awarded to the company during the bankruptcy and its effect on future financial results, the lowered efficiency and higher costs associated with projects at subsidiaries that the company has determined to wind down or close, the loss of employees during the bankruptcy process and the winding down of subsidiaries, distraction of management time in winding down and closing subsidiaries, high costs associated with exit facilities and exiting bankruptcy, the Securities and Exchange Commission investigation of the Company and the Well’s notices received by the Company and one of its officers in connection therewith. You should understand that the foregoing important factors, in addition to those discussed in our other filings with the Securities and Exchange Commission, including those under the heading ‘Risk Factors” contained in our annual report on Form 10-K for the fiscal year ended September 30, 2005 and our quarterly reports on Form 10-Q for the quarters ended December 31, 2005 and March 31, 2006, could affect our future results and could cause results to differ materially from those expressed in such forward-looking statements. We undertake no obligation to publicly update or revise the Company’s borrowing availability, its cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this report.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number		Description
99.1	*	Monthly Operating Report for the month of April 2006

*	Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

Date: June 1, 2006

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EXHIBIT INDEX

Exhibit Number		Description
99.1	*	Monthly Operating Report for the month of April 2006.

*	Filed herewith

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